UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 29, 2023, Dell Technologies Inc. (the “Company”) issued a press release announcing the early results for the previously announced tender offers (the “Tender Offers”) by Dell Inc., its wholly-owned subsidiary (“Dell”). Under the terms of the Tender Offers, Dell will purchase for cash up to $1.0 billion maximum aggregate principal amount (the “Aggregate Tender Cap”) of 6.020% Senior Notes due 2026 (the “June 2026 Notes”), 4.900% Senior Notes due 2026 (the “October 2026 Notes”), 4.000% Senior Notes due 2024 (the “2024 Notes”), 5.850% Senior Notes due 2025 (the “2025 Notes”) and 6.100% Senior Notes due 2027 (the “2027 Notes” and, together with the June 2026 Notes, the October 2026 Notes, the 2024 Notes and the 2025 Notes, the “Notes”), each co-issued by Dell International L.L.C. and EMC Corporation, which are wholly-owned subsidiaries of Dell, subject to market conditions and other factors.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Subsequently, on June 30, 2023, the Company issued a press release announcing the pricing terms for the Tender Offers by Dell. Dell expects to accept for purchase $999,994,000 in aggregate principal amount of the June 2026 Notes that were validly tendered and not validly withdrawn at or before the early tender deadline from the registered holders thereof. As the aggregate principal amount of all June 2026 Notes that were validly tendered and not validly withdrawn by the early tender deadline exceeds the Aggregate Tender Cap, Dell does not expect to accept for purchase any tenders of the other series of securities subject to the Tender Offers or any securities that are tendered after the early tender deadline.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following documents are herewith filed as exhibits to this report:

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 29, 2023, announcing the early results for the Tender Offers.

99.2	Press Release dated June 30, 2023, announcing the pricing terms for the Tender Offers.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2023	Dell Technologies Inc.

	By:	/s/ Tyler W. Johnson
Tyler W. Johnson
Senior Vice President and Treasurer
(Duly Authorized Officer)